                                                                                                                   EXHIBIT 99.1

ARI Network Services Enters into Definitive Agreement to be Acquired by True Wind Capital Shareholders to Receive $7.10 in Cash per Share Representing a 33% Premium to ARI’s 60-Day Average Closing Price

Milwaukee, Wis., June 21, 2017 – ARI Network Services, Inc. (NASDAQ: ARIS), an award-winning provider of SaaS, software tools and marketing services that help dealers, distributors and manufacturers Sell More Stuff!™, has entered into a definitive agreement to be acquired by an affiliate of True Wind Capital Management, LLC, a San Francisco-based private equity firm focused on investing in leading technology companies.

Under the terms of the agreement, ARI shareholders will receive $7.10 in cash for each share of ARI common stock they own. The purchase price represents a premium of approximately 33% to ARI’s average closing price for the period of 60 trading days ending June 20, 2017. The all-cash transaction represents an enterprise value of approximately $140 million and has been unanimously approved by ARI’s Board of Directors.

“We are very excited to partner with the True Wind team. This transaction is the result of an extensive process, and we believe it represents a great outcome for our shareholders,” said Roy W. Olivier, ARI president and CEO. “The investment by True Wind positions ARI to accelerate our pace of innovation and better positions ARI to capitalize on future growth opportunities.”

“ARI is a market leader with an experienced management team. The Company’s mission-critical software, data, and digital marketing solutions provide customers best-in-class technology to run their businesses,” said Adam Clammer, Founding Partner at True Wind Capital. “True Wind is excited to partner with ARI and its management team to continue to deliver innovative solutions and achieve growth potential.”

Closing of the deal is subject to customary closing conditions including the approval of ARI shareholders. The transaction is expected to close in the third calendar quarter of 2017.

Pacific Crest Securities and Houlihan Lokey are serving as financial advisors to ARI, and Godfrey & Kahn S.C. is serving as legal advisor to ARI. True Wind’s legal advisor is Kirkland & Ellis LLP.

Additional Information and Where to Find It
ARI plans to file with the Securities and Exchange Commission (the “SEC”) and furnish its shareholders a proxy statement in connection with the proposed transaction. SHAREHOLDERS OF ARI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARI

AND THE TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents and other documents filed with the SEC by ARI through the website maintained by the SEC at www.sec.gov or by going to ARI's Investor Relations website at  investor.arinet.com and clicking on the "SEC Filings" tab.

This press release is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the transaction proceed.

Participants in the Solicitation
The directors and executive officers of ARI may be deemed to be participants in the solicitation of proxies from the shareholders of ARI in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding ARI's directors and executive officers is also included in ARI's definitive proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on November 28, 2016. These documents are available free of charge as described in the preceding paragraph.

About ARI
ARI Network Services, Inc. (ARI) (NASDAQ: ARIS) offers an award-winning suite of SaaS, software tools, and marketing services to help dealers, equipment manufacturers and distributors in selected vertical markets Sell More Stuff!™ – online and in-store. Our innovative products are powered by a proprietary data repository of enriched original equipment and aftermarket electronic content spanning more than 17 million active part and accessory SKUs and 750,000 equipment models. Business is complicated, but we believe our customers’ technology tools don’t have to be. We remove the complexity of selling and servicing new and used vehicle inventory, parts, garments and accessories (PG&A) for customers in the automotive tire and wheel aftermarket, powersports, outdoor power equipment, marine, home medical equipment, recreational vehicles and appliance industries. More than 23,500 equipment dealers, 195 distributors and 3,360 brands worldwide leverage our web and eCatalog platforms to Sell More Stuff!™ For more information on ARI, visit investor.arinet.com.

About True Wind Capital Management, LLC
True Wind Capital is a San Francisco-based private equity firm managing $560 million. True Wind is focused on investing in leading technology companies. True Wind is a value-added partner, providing support and expertise that is rooted in 50+ years of collective investing experience. Visit truewindcapital.com for more information.

Additional Information

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LinkedIn: linkedin.com/company/ari_2

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Read more about ARI: investor.arinet.com/about-us

Images for media use only

Roy W. Olivier Hi Res | Roy W. Olivier Low Res

ARI Logo Hi Res| ARI Logo Low Res

Forward-Looking Statements
Certain statements in this news release contain "forward‐looking statements" regarding future events, including the transaction, and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are statements that could be deemed to be forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projects about the markets in which we operate and the transaction, and the beliefs and assumptions of our management. Words such as "expects," "anticipates," “targets,” “goals,” “projects”, “intends,” “plans,” "believes," “seeks,” “estimates,” “endeavors,” “strives,” “may,” or variations of such words, and similar expressions are intended to identify such forward-looking statements. Readers are cautioned that these forward‐looking statements are subject to a number of risks, uncertainties and assumptions that are difficult to predict, estimate or verify, , including but not limited to, (i) the risk that the proposed acquisition may not be completed in a timely manner or at all, which may adversely affect ARI’s business and the price of the common stock of ARI, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed acquisition, including, but not limited to, the required approval of the stockholders of ARI and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on ARI’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from ARI’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the acquisition and (viii) such other risks and uncertainties as identified in ARI’s Annual Report on Form 10-K for the fiscal year ended July 31, 2016, as filed with the SEC. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward‐looking statements. The forward‐looking statements are made only as of the date hereof, and no person undertakes any obligation to publicly release the result of any revisions to these forward‐looking statements except as required by law. For more information, please refer to the company’s filings with the SEC.

For media inquiries, contact:

Colleen Malloy, Director of Marketing, ARI, 414.973.4323, colleen.malloy@arinet.com

Investor inquiries, contact:
Cody Slach or Sean Mansouri, Liolios, 949.574.3860, ARIS@liolios.com